                                SCHEDULE 14A
                               (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT


                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X / Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               HMN FINANCIAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (1):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

(1)

Set forth the amount on which the filing fee is calculated and state how it was determined.

[Letterhead]


                                 March 21, 2000


Dear Stockholder:

         On behalf of the Board of Directors and management of HMN Financial, Inc., I cordially invite you to attend the Annual Meeting of Stockholders. The meeting is scheduled to be held at 10:00 a.m. on April 25, 2000, at the Best Western Apache Hotel, located at 1517 S.W. 16th Street, Rochester, Minnesota.

         At the Annual Meeting, the stockholders will be asked to elect three directors and to ratify KPMG LLP as HMN's auditors.

         Your vote is most important regardless of the number of shares you own. I urge you to participate in the business of the Annual Meeting by casting your vote. Please COMPLETE, SIGN and DATE the enclosed proxy card as soon as possible and return it in the postage prepaid envelope provided or vote by phone as described on the proxy card. You may, of course, attend the meeting and vote in person even if you have returned a proxy or voted by phone.

         On behalf of HMN Financial, Inc., I thank you for your attention and continued support. Your Board remains committed to acting in your best interests.

                                 Sincerely,

                                 /s/ Roger P. Weise

                                 ROGER P. WEISE
                                 CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

                               HMN FINANCIAL, INC.
                               101 North Broadway
                       Spring Valley, Minnesota 55975-0231
                                 (507) 346-1100

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be Held on April 25, 2000

         Notice is hereby given that the Annual Meeting of Stockholders of HMN Financial, Inc. (the "Company") will be held at the Best Western Apache Hotel, located at 1517 S.W. 16th Street, Rochester, Minnesota, at 10:00 a.m., local time, on April 25, 2000.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         1.   the election of three directors of the Company;

         2. the ratification of the appointment of KPMG LLP as the auditors of the Company for the fiscal year ending December 31, 2000; and

         such other matters as may properly come before the Meeting, or any adjournments or postponements thereof. As of the date of this Notice, the Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Stockholders of record at the close of business on February 29, 2000 are the stockholders entitled to receive notice of and to vote at the Meeting and any adjournments or postponements thereof.

         A complete list of stockholders entitled to vote at the Meeting is available for examination by any stockholder, for any purpose germane to the Meeting, between 9:00 a.m. and 5:00 p.m., at Home Federal Savings Bank, 1110 6th Street NW, Rochester, Minnesota 55901 for a period of ten days prior to the Meeting.

         You are requested to complete and sign the enclosed Proxy Card, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. If you attend the Meeting, you may vote either in person or by your Proxy Card.

                                 BY ORDER OF THE BOARD OF DIRECTORS


                                 /s/ Roger P. Weise


                                 Roger P. Weise
                                 CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

Spring Valley, Minnesota
March 21, 2000

-------------------------------------------------------------------------------
          IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY
                  THE EXPENSE OF FURTHER REQUESTS FOR PROXIES.
           A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.
           NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
-------------------------------------------------------------------------------

                               HMN FINANCIAL, INC.

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 25, 2000

         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of HMN Financial, Inc. (the "Company") of proxies to be used at the Annual Meeting of Stockholders (the "Meeting"), which will be held at the Best Western Apache Hotel, located at 1517 S.W. 16th Street, Rochester, Minnesota, on April 25, 2000 at 10:00 a.m., local time, and any adjournments or postponements of the Meeting. The accompanying Notice of Annual Meeting and this Proxy Statement are first being mailed to stockholders on or about March 21, 2000.

         At the Meeting, stockholders of the Company are being asked to consider and vote upon the following:

         1.       the election of three directors of the Company;

         2. the ratification of the appointment of KPMG LLP as auditors for the Company for the fiscal year ending December 31, 2000; and

         such other matters as may properly come before the Meeting, or any adjournments or postponements thereof. As of the date of this Notice, the Board of Directors is not aware of any other business to come before the Meeting.

         Certain information provided herein relates to Home Federal Savings Bank ("Home Federal" or the "Bank"), a wholly-owned subsidiary of the Company.

VOTE REQUIRED AND PROXY INFORMATION

         All shares of the Company's common stock, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies, duly delivered to the Secretary of the Company prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions specified on the proxies. If no instructions are indicated, properly executed proxies will be voted for the proposals set forth in this Proxy Statement. As of the date of this Proxy Statement, the Board of Directors of the Company does not know of any matters, other than those described in the Notice of Annual Meeting and this Proxy Statement, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have, to the extent permitted by law, the discretion to vote on such matters in accordance with their best judgment.

         Provided a quorum is present at the Meeting, (i) directors shall be elected by a plurality of the votes cast at the Meeting and (ii) a majority of the votes cast shall be the act of the stockholders with respect to all other matters considered at the Meeting. Broker non-votes are not considered as votes for or against a proposal.

         A majority of the shares of the Common Stock outstanding and entitled to vote shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum at the Meeting. If a quorum is not present at the Meeting, the chairman of the Meeting, or the stockholders present, by vote of a majority of the votes cast by stockholders present in person or represented by proxy and entitled to vote, may adjourn the Meeting, and at any such adjourned meeting at which a quorum is present any business may be transacted which might have been transacted at the Meeting as originally called.

         A proxy given pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with Carol J. Thouin, the Secretary of the Company, at or before the Meeting a written notice of revocation bearing a later date than the proxy or (ii) duly executing a proxy dated a later date than the earlier proxy and relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting.

         The Common Stock of the Company is the only authorized and outstanding voting security of the Company. Stockholders of record as of the close of business on February 29, 2000 will be entitled to one vote for each share of Common Stock then held. As of February 29, 2000, the Company had 4,662,377 shares of Common Stock issued and outstanding. The number of issued and outstanding shares excludes 4,466,285 shares held in the treasury of the Company.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth information, based on filings with the Securities and Exchange Commission as of February 29, 2000 or known to the Company, regarding share ownership of: (i) those persons or entities known by management to beneficially own more than five percent of the Common Stock, (ii) the Company's Chief Executive Officer and each executive officer who made in excess of $100,000 during 1999 (the "Named Officers"), and (iii) all directors, director nominees and executive officers of the Company as a group. Unless otherwise indicated in the footnotes to this table, the listed beneficial owner has sole voting power and investment power with respect to the shares of Common Stock.


                                                                           SHARES OF COMMON STOCK
                                                                            BENEFICIALLY OWNED AT    PERCENT OF
                  NAME AND ADDRESS OF BENEFICIAL OWNER                        FEBRUARY 29, 2000         CLASS
-------------------------------------------------------------------------- ------------------------- ----------
Principal owners
----------------
HMN Financial, Inc. Employee Stock Ownership Plan                                    938,740             20.13%
    101 North Broadway
    Spring Valley, Minnesota  55975-0231(1)
Pohlad Group                                                                         450,000              9.65%
     60 South Sixth Street, Suite 3800
     Minneapolis, Minnesota 55402 (2)
Heartland Advisors, Inc.                                                             295,200              6.33%
    790 North Milwaukee Street
    Milwaukee, Wisconsin  53202(3)
Dimensional Fund Advisors Inc.                                                       288,950              6.20%
     1299 Ocean Avenue, 11th Floor
     Santa Monica, California 90401(4)

Named officers, directors, director nominees and executive officers
-------------------------------------------------------------------
Duane D. Benson (5)                                                                   14,250              *
Allan R. DeBoer (6)                                                                    4,700              *
James B. Gardner (7)                                                                 121,551              2.6%
Timothy R. Geisler (8)                                                                   300              *
Michael McNeil (9)                                                                    20,548              *
Irma R. Rathbun (10)                                                                  21,397              *
Mahlon Schneider                                                                          --             --
M.F. Schumann (11)                                                                    43,659              *
Roger P. Weise (12)                                                                  191,308              4.1%
Richard J. Ziebell (13)                                                                3,050              *
Directors, director nominees and executive officers of the Company                   529,191             11.35%
    and the Bank as a group (12 persons) (14)

------------------

*    Less than 1% Owned

(1) The amount reported represents shares of Common Stock held by the HMN Financial, Inc. Employee Stock Ownership Plan (the "ESOP"), 245,294 of which have been allocated to accounts of participants. First Bankers Trust Company, Quincy, Illinois, the trustee of the ESOP, may be deemed to beneficially own the shares of Common Stock held by the ESOP. First Bankers Trust expressly disclaims beneficial ownership of such shares. Participants in the ESOP are entitled to instruct the trustee as to the voting of shares of Common Stock allocated to their accounts under the ESOP. Unallocated shares or allocated shares for which no voting instructions are received are voted by the trustee in the same proportion as allocated shares for which instructions have been received from participants. The trustee also has authority under the HMN Financial, Inc. 1995 Recognition and Retention Plan to vote, in its sole discretion, 19,248 restricted shares of Common Stock; the trustee has no dispositive power with respect to such shares.

(2) The 300,000 shares of Common Stock reported on a Schedule 13D dated and filed on April 24, 1998 by a group consisting of James O. Pohlad, Robert C. Pohlad, William M. Pohlad and Texas Financial Bancorporation, Inc. have been adjusted to reflect the Company's three-for-two stock split on May 12, 1998.

(3) As reported on a Schedule 13G/A dated January 20, 2000 and filed on January 26, 2000. Heartland Advisors, Inc. ("Heartland") is an investment adviser. The amount reported represents shares of Common Stock held in various advisory accounts. No such account has an interest relating to more than 5% of the outstanding shares of Common Stock. Heartland exercises sole voting and dispositive power with respect to all the shares.

(4) As reported on a Schedule 13G dated February 4, 2000 and filed on February 3, 2000. Dimensional Fund Advisors Inc. is an investment adviser. The amount reported represents shares of Common Stock held in various advisory accounts. No such account has an interest relating to more than 5% of the outstanding shares of Common Stock. Dimensional Fund Advisors Inc. exercises sole voting and dispositive power with respect to all the shares.

(5) Includes 3,450 shares of Common Stock held directly or with restrictions that will lapse within 60 days of February 29, 2000 and 10,800 shares of Common Stock covered by options which are currently exercisable or exercisable within 60 days of February 29, 2000.

(6) Includes 1,700 shares of Common Stock held directly and 3,000 shares of Common Stock covered by options which are currently exercisable or exercisable within 60 days of February 29, 2000.

(7) Includes 32,050 shares of Common Stock held directly, 3,750 shares of Common Stock held by Mr. Gardner's spouse's IRA, 14,271 shares of Common Stock allocated to Mr. Gardner's ESOP account, 5,625 shares of Common Stock held under the Bank's 401(k) Plan and 65,854 shares of Common Stock covered by options which are currently exercisable or exercisable within 60 days of February 29, 2000.

(8)  Shares are held by Mr. Geisler's IRA account.

(9) Includes 2,920 shares of Common Stock allocated to Mr. McNeil's ESOP account, 828 shares held by the Bank's 401(k) Plan and 6,800 held in an IRA and 10,000 shares of Common Stock covered by options which are currently exercisable or exercisable within 60 days of February 29, 2000.

(10) Includes 2,794 shares of Common Stock held directly, 346 shares of Common Stock held by Mrs. Rathbun's spouse's IRA and 18,257 shares of Common Stock covered by options which are currently exercisable or exercisable within 60 days of February 29, 2000.

(11) Includes 17,152 shares of Common Stock held directly and 18,257 shares of Common Stock covered by options which are currently exercisable or exercisable within 60 days of February 29, 2000. Also includes 5,400 shares of Common Stock owned by Mr. Schumann's spouse and 2,850 shares held by her IRA, of which 8,250 shares Mr. Schumann disclaims beneficial ownership.

(12) Includes 13,140 shares of Common Stock held by Mr. Weise's IRA, 38,000 shares of Common Stock held in a fiduciary capacity, 2,100 shares of Common Stock held by Mr. Weise's spouse's IRA, 18,632 shares of Common Stock allocated to Mr. Weise's account under the ESOP, 6,066 shares of Common Stock held under the Bank's 401(k) Plan and 113,370 shares of Common Stock covered by options which are currently exercisable or exercisable within 60 days of February 29, 2000.

(13) Includes 50 shares of Common Stock held directly and 3,000 shares of Common Stock covered by options which are currently exercisable or exercisable within 60 days of February 29, 2000.

(14) Includes shares of Common Stock held directly, as well as shares of Common Stock held jointly with family members, shares of Common Stock held in retirement accounts, shares of Common Stock held by such individuals in their accounts under the Bank's 401(k) Plan, shares of Common Stock allocated to the ESOP accounts of the group members, shares of Common Stock held in a fiduciary capacity or by certain family members, shares covered by options which are currently exercisable or exercisable within 60 days of February 29, 2000 and shares of Common Stock with restrictions that will lapse within 60 days of February 29, 2000, with respect to which shares the group members may be deemed to have sole or shared voting and/or investment power.

                       PROPOSAL I - ELECTION OF DIRECTORS

         The Company's Certificate of Incorporation provides that the Company's Board of Directors shall fix the number of directors from time to time. On January 26, 1999, the Board of Directors adopted a resolution fixing the current number of members of the Board of Directors at nine members. Due to the expiration of the term of three members of the Board of Directors, the Board of Directors has nominated the three persons named below for election as members of the Board of Directors to serve for the terms indicated. The Board of Directors is divided into three classes. Each of the three nominees below has been nominated to serve for a term of three years or until their respective successors shall have been elected and shall qualify. Each director of the Company is also currently a director of the Bank.

         It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Meeting for the election of the nominees identified in the table. If any nominee is unable to serve, the shares of Common Stock represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees, if elected, might be unable to serve. Except as described herein, there are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.

         The business experience of each director and director nominee is set forth below.

DIRECTOR NOMINEES:

         TERM EXPIRING IN 2003

         MICHAEL MCNEIL, AGE 52.

         Mr. McNeil has been a director of the Company since 1999. Mr. McNeil has been the President and Chief Executive Officer of the Bank since January 1999 and a director of the Bank since April 1998. From April 1998 through December 1998, Mr. McNeil was the Senior Vice President Business Development of the Bank. Prior to joining the Bank, Mr. McNeil was the President and a director of Stearns Bank, N.A. in St. Cloud, Minnesota from August 1991 until March 1998.

         DUANE D. BENSON, AGE 54.

         Mr. Benson has been a director of the Company since 1997. Mr. Benson has been the executive director of the Minnesota Business Partnership, a non-profit public policy foundation comprised of 105 member companies, since September 1994. Mr. Benson's primary responsibilities include the management of governmental and public affairs for that organization. Mr. Benson served as a member of the Minnesota Legislature for 14 years prior to assuming his duties at the Minnesota Business Partnership.

         MAHLON SCHNEIDER, AGE 60.

         Mr. Schneider has been nominated as a new member to the Board of Directors. Mr. Schneider has been Senior Vice President External Affairs and General Counsel of Hormel Foods Corporation since October, 1999. From October, 1990 to September, 1999, Mr. Schneider was the Vice President and General Counsel of Hormel Foods Corporation.

DIRECTORS CONTINUING IN OFFICE AFTER ANNUAL MEETING:

         TERM EXPIRING IN 2001

         ROGER P. WEISE, AGE 65.

         Mr. Weise has been a director of the Company since 1977. Mr. Weise is Chairman, President and Chief Executive Officer of the Company. Mr. Weise has been Chairman of the Bank since 1996 and served as President and Chief Executive Officer of the Bank from 1989 through 1998. Mr. Weise began his employment with the Bank in 1958.

         M. F. SCHUMANN, AGE 73.

         Mr. Schumann has been a director of the Company since 1979. Mr. Schumann has been a licensed public accountant since 1945 and currently works at the accounting firm of Schumann, Granahan, Hesse & Wilson, Ltd., in Rochester, Minnesota, where prior to his semi-retirement in 1991, he was a partner. During his career in public accounting, he has served as a consultant to many corporations, including banks located in Minnesota and Iowa.

         RICHARD J. ZIEBELL, AGE 60.

         Mr. Ziebell has been a director of the Company since 1999. Mr. Ziebell was the President of Badger Foundry, Inc., an iron foundry, from 1992 until his retirement in 1999.

         TERM EXPIRING IN 2002

         JAMES B. GARDNER, AGE 59.

         Mr. Gardner has been a director of the Company since 1993. Mr. Gardner was appointed to his position as Executive Vice President of the Company and the Bank in 1994 and 1993, respectively. Mr. Gardner is also the Chief Financial Officer of the Company and the Bank. From 1989 to 1993, Mr. Gardner served as Secretary and Treasurer of the Bank. Mr. Gardner joined the Bank in 1981 and served as the Bank's Treasurer and Controller from 1985 to 1989.

         TIMOTHY R. GEISLER, AGE 48.

         Mr. Geisler has been a director of the Company since 1996. Mr. Geisler has been the tax manager for the Mayo Foundation since 1986. Mr. Geisler has been a certified public accountant since 1976. The Mayo Foundation provides medical care and education in clinical medicine and medical sciences and conducts medical research through hospitals and clinics in Rochester, Minnesota;
Jacksonville, Florida; Scottsdale, Arizona and other cities in the United
States.

         ALLAN R. DEBOER, AGE 57.

         Mr. DeBoer has been a director of the Company since 1999. Since 1988 Mr. DeBoer has been the chief executive officer of RCS of Rochester, Inc. which is doing business as Rochester Cheese/Valley Cheese, a cheese processing company.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE NOMINEES LISTED ABOVE.

         DIRECTORS EMERITUS

         In 1996, the Board of Directors of the Company established a Directors Emeritus program. Any retiring director who has served as a director of the Company or the Bank for 12 or more years may be invited by the Board of Directors to be a director emeritus. Directors emeritus are appointed annually, and may not serve for more than five years. A director emeritus attends and participates in regular meetings of the Board of Directors of the Company, but may not vote. In consideration for serving as a director emeritus, such individual is paid a fee equal to the fee received as a director during such individual's last year of service to the Company or the Bank (excluding any fees paid for serving on any committee of the Board of Directors of the Company or the Bank). Since 1996, Charles R. Reps has served as a director emeritus and since 1997, Keith A. Hagen has served as a director emeritus.

BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

         BOARD AND COMMITTEE MEETINGS OF THE COMPANY. The Board of Directors of the Company held ten meetings during the year ended December 31, 1999. No incumbent director attended fewer than 100% of the total number of meetings held by the Board of Directors and by all committees of the Board of Directors on which such director served during the year.

         The Board of Directors of the Company has standing Audit, Compensation, Executive, Nominating and Succession Plan Committees.

         The Audit Committee of the Company reviews audit reports and related matters to ensure effective compliance by the Company with internal policies and procedures, including but not limited to (i) recommending to the Board of Directors the independent public accountants to act as the Company's independent auditors, (ii) discussing with representatives of management and the independent auditors the scope and procedures used in auditing the records of the Company, and (iii) reviewing the financial statements of the Company. Directors Benson, DeBoer, Geisler, Rathbun, Schumann and Ziebell are members of this committee. The Audit Committee met four times during 1999.

         The Compensation Committee reviews and reports to the Board of Directors on matters concerning compensation plans, the compensation of certain executives as well as administration of the Company's 1995 Stock Option and Incentive Plan (the "Stock Option Plan") and the 1995 Recognition and Retention Plan (the "RRP"). The current members of the Compensation Committee are Directors Benson, DeBoer, Geisler, Rathbun, Schumann, and Ziebell. This committee met once during 1999.

         The Executive Committee of the Company acts on issues arising between regular Board of Directors' meetings. The Executive Committee possesses the powers of the full Board of Directors of the Company between meetings of the Company's Board of Directors. The Executive Committee is currently comprised of Directors Gardner, Schumann and Weise. Directors Benson, DeBoer, Geisler, McNeil, Rathbun and Ziebell serve as alternates on this committee. The Executive Committee met twice during 1999.

         The entire Board of Directors acts as the Nominating Committee of the Company and meets annually to nominate eligible persons to serve on the Company's Board of Directors and on the Bank's Board of Directors. The Company's By-laws require that directors have their primary domicile in a county in which the Bank has a full-service branch. While the Board of Directors will consider nominees recommended by stockholders, this committee has not actively solicited such nominations. In January 2000, the Board of Directors determined to nominate Mr. McNeil and Mr. Benson for re-election and to nominate Mr. Schneider for election to the Board of Directors. Pursuant to the Company's By-laws, nominations by stockholders must generally be delivered in writing to the Secretary of the Company at least 90 days before the date of the meeting.

         The Succession Plan Committee was established by the Board of Directors of the Company on October 26, 1999 to make recommendations to the Board of Directors regarding succession plans for the Company's executive officers. Directors Benson, DeBoer, Geisler, Rathbun, Schumann and Ziebell are members of this committee. The Succession Plan Committee met five times during 1999.

         BOARD AND COMMITTEE MEETINGS OF THE BANK. Meetings of the Bank's Board of Directors have generally coincided with those of the Company. During the year ended December 31, 1999, the Board of Directors of the Bank held ten meetings. No director attended fewer than 100% of the total meetings of the Board of Directors of the Bank and committees on which such Board member served during this period. The Board of Directors of the Bank has standing Asset Classification, Audit, Commercial Loan, Executive, Investment/Asset-Liability, Mortgage and Consumer Loan, Merger and Acquisition and Salary Administration Committees.

         The Asset Classification Committee meets at least quarterly to review the classification of all assets held by the Bank. The committee establishes the loan loss reserves and prepares the asset classification report which is given to the Bank's Board of Directors on a quarterly basis. Members of the committee are Director Gardner and Officers Dwain Jorgensen, Timothy Johnson and Bradley Krehbiel. This committee met three times in 1999.

         The Audit Committee reviews audit reports of the Bank and related matters to ensure effective compliance with regulations and internal policies and procedures. This committee also approves the accounting firm selected by management of the Bank to perform the Bank's annual audit and acts as the liaison between the auditors and the Board of Directors of the Bank. Directors Benson, DeBoer, Geisler, Rathbun, Schumann and Ziebell currently comprise this committee. This committee met four times in 1999.

         The Commercial Loan Committee meets on an as-needed basis, but at least quarterly, to approve in advance all commercial loans up to $3,000,000 in accordance with the underwriting guidelines of the Bank. The Commercial Loan Committee consists of Directors Gardner, Weise and McNeil and Officers Dwain Jorgensen, Timothy Johnson and Bradley Krehbiel. This committee met 40 times in 1999.

         The Executive Committee meets on an as-needed basis to act on matters that arise between regular meetings of the Board of Directors of the Bank. The Executive Committee possesses the powers of the full Board of Directors of the Bank between meetings of the Bank's Board of Directors. The current members of the Executive Committee are Directors Gardner, Schumann and Weise. Directors Benson, DeBoer, Geisler, McNeil, Rathbun and Ziebell serve as alternates on this committee. This committee met three times in 1999.

         The Investment/Asset-Liability Committee consists of Directors Gardner, Weise and McNeil and Officers Timothy Johnson, Dwain Jorgensen and Jon Eberle. The committee meets at least quarterly to discuss current and potential investments, to ensure that all investment activities are consistent with the Bank's Board of Directors' policies and to review short- and long-range asset and liability objectives of the Bank. This committee met 13 times in 1999.

         The Mortgage and Consumer Loan Committee meets on an as-needed basis to approve in advance all loans in excess of the FNMA and FHLMC conforming loan amounts in accordance with the underwriting guidelines of the Bank, perform all second reviews, and approve, deny or ratify exceptions to lending policies, recommend changes in loan policies, and approve changes in loan products. The Mortgage and Consumer Loan Committee consists of Directors McNeil, Gardner and Weise and Officers Timothy Johnson, Dwain Jorgensen and Danae Ostern. This committee met three times in 1999.

         The Merger and Acquisition Committee meets on an as-needed basis to research, review, and evaluate possible mergers and acquisitions. This committee coordinates a merger and acquisition team when needed and makes all presentations and recommendations to the Board of Directors. The members of this committee are Directors Gardner, McNeil and Weise and Officers Jon Eberle, Timothy Johnson and Dwain Jorgensen. This committee did not meet in 1999.

         The Salary Administration Committee meets to review salaries and the performance of officers and employees, and recommends compensation adjustments and promotions. This committee is currently comprised of Directors Geisler, McNeil, Schumann and Weise. The Salary Administration Committee did not meet during 1999.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During 1999, the Bank's Salary Administration Committee (which functions as the Bank's compensation committee) was comprised of Directors Geisler, Schumann and Weise. Mr. Weise is the President and Chief Executive Officer of the Company. No other interlocking relationship exists between the Company's Board of Directors or Salary Administration Committee and the board of directors or compensation committee of any other company.

DIRECTOR CASH COMPENSATION

         Each non-employee member of the Board of Directors of the Company is paid $300 per month. Non-employee directors of the Bank are paid a fee of $600 per month and for each regular or special meeting attended received $100 from January 1999 through August 1999 and $150 per meeting thereafter. In addition, non-employee directors who are members of the Audit Committee of the Company receive $100 per month. No fees are paid for being a member of or attending any meetings of any other committee of the Company or the Bank. The Company allows each member of the Board of Directors to elect to defer receipt of his or her fees until January 30 of the calendar year immediately following the date in which such member ceases to serve as a member of the Board of Directors. The deferred fees earn interest at an interest rate equal to the Bank's cost of funds on November 30 of each year. A director who is an officer or employee of the Company or the Bank receives no separate compensation for service as a director of the Company or the Bank.

                             EXECUTIVE COMPENSATION

         The Company has not paid any compensation to its executive officers since its formation. The Company does not presently anticipate paying any compensation to these officers until it becomes actively involved in the operation or acquisition of businesses other than the Bank.

         The following table sets forth the compensation paid or accrued by the Bank during the fiscal years indicated for services rendered by the Named Officers. No executive officers of the Bank other than Messrs. Weise, McNeil and Gardner received cash compensation in excess of $100,000 during 1999.

                                                                  ANNUAL COMPENSATION(1)
                                                              ---------------------------------
                                                                                                    ALL OTHER
                                                                 SALARY            BONUS           COMPENSATION
         NAME AND PRINCIPAL POSITION                YEAR           ($)              ($)               ($)(2)
-------------------------------------------------------------------------------------------------------------------
Roger P. Weise, Chairman, President,                1999          169,000              150            25,509
Chief Executive Officer and Director                1998          168,000              550            29,776
                                                    1997          165,300              150            79,075

James B. Gardner, Executive Vice                    1999          135,000              150            22,449
   President, Chief Financial Officer and           1998          129,000              150            24,484
   Director                                         1997          120,600              150            60,258

Michael McNeil, President of the Bank               1999          180,000               50            16,271
                                                    1998          105,750               50             1,880
---------------------------

 (1) During 1999, 1998 and 1997, none of Mr. Weise, Mr. Gardner or Mr. McNeil received from the Company any benefits or perquisites that, in the aggregate, exceeded 10% of his salary and bonus or $50,000.

(2) The amounts for 1997 represent contributions by the Bank in the amount of $2,375 to the accounts of both Messrs. Weise and Gardner under the Bank's 401(k) Plan and $76,700 and $57,883, the value of shares of Common Stock allocated to the ESOP accounts of Messrs. Weise and Gardner, respectively, based upon a market value of $32.50 per share of Common Stock on December 31, 1997. The amounts for 1998 represent the Bank's contribution of $2,500 to the accounts of each of Messrs. Weise and Gardner and $1,880 to the account of Mr. McNeil under the Bank's 401(k) Plan and $27,278 and $21,984, the value of shares allocated to the ESOP accounts of Messrs. Weise and Gardner, respectively, based upon a market value of $11.75 per share of Common Stock on December 31, 1998. The amounts for 1999 represent the Bank's contribution of $2,415 to the account of Mr. Weise and $2,500 to the accounts of each of Messrs. Gardner and McNeil under the Bank's 401(k) Plan and $22,723, $18,652 and $9,315, the value of shares allocated to the ESOP accounts of Messrs. Weise, Gardner and McNeil, respectively, based upon a market value of $11.25 per share of Common Stock on December 31, 1999.

STOCK OPTIONS

                                                    OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                 INDIVIDUAL GRANTS
-------------------------------------------------------------------------------------


                                                                                     POTENTIAL REALIZATION VALUE AT
                         NUMBER OF      PERCENT OF TOTAL                              ASSUMED ANNUAL RATES OF STOCK
                         SECURITIES       OPTIONS/ SARS   EXERCISE                      PRICE APPRECIATION FOR
                         UNDERLYING        GRANTED TO      OR BASE                           OPTION TERM(2)
                        OPTIONS/SARS      EMPLOYEES IN     PRICE      EXPIRATION    -------------------------------
     NAME                GRANTED(1)       FISCAL YEAR       ($/SH)       DATE             5%($)         10%($)
---------------------     -------           ---------    ----------- -------------- ---------------------------

Michael McNeil             50,000             100%           $11.50      4-27-2009       361,500         916,500

------------------

(1) Option vests in 10,000 share increments on April 27, 2000, 2001, 2002, 2003, and 2004.

(2) Potential realizable values shown above represent the potential gains based upon annual compound stock price appreciation of 5% and 10% from the date of grant through the full option term. The actual value realized, if any, on stock option exercises will be dependent upon overall market conditions and the future performance of the Company and its Common Stock. There is no assurance that the actual value realized will approximate the amounts reflected in this table.

         The following table shows, as to the Named Officers, information concerning stock options exercised and the value of options held by such persons at the end of 1999.

                                              AGGREGATED OPTION/SAR EXERCISES IN 1999
                                                     AND YEAR-END OPTION VALUES

                                                              NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                             UNDERLYING UNEXERCISED               IN-THE-MONEY
                                                             OPTIONS/SARS AT FISCAL               OPTIONS/SARS
                          SHARES             VALUE               YEAR-END (#)(2)           AT FISCAL YEAR-END ($)(3)
                        ACQUIRED ON         REALIZED
        NAME           EXERCISE (#)          ($)(1)         EXERCISABLE/UNEXERCISABLE       EXERCISABLE/UNEXERCISABLE
-------------------    --------------     -------------    ----------------------------    ---------------------------
Roger P. Weise             2,273             4,727           113,370        29,668           $231,275       60,523
James B. Gardner           5,000             8,640            65,854        18,714           134,342        38,177
Michael McNeil              N/A               N/A               0           50,000             N/A            0

------------------

(1) Represents market value of underlying securities on date of exercise less the exercise price.

(2) Includes options exercisable within 60 days of fiscal year end. Approximately 20% of the options vest on each anniversary of the date of grant. All options were granted at fair market value and have a term of ten years. Generally, all of the options will become fully exercisable upon approval by the Company's stockholders of a merger, plan of exchange, sale of substantially all of the Company's assets or plan of liquidation.

(3) Represents market value of underlying securities at year end of $11.25 per share less the exercise price.

EMPLOYMENT AND SEVERANCE AGREEMENTS

         The Bank has entered into employment agreements with Messrs. Weise and Gardner. These agreements are designed to assist the Bank in maintaining a stable and competent management team. Each agreement has a three year term which automatically extends on a daily basis unless either the Bank or the applicable employee gives contrary written notice to the other party. The Bank may terminate either agreement at any time. Each agreement also will terminate upon death or disability of the employee or upon the occurrence of certain events specified in the Office of Thrift Supervision regulations. In addition, either employee may terminate his agreement upon 90 days' notice to the Bank. In the event that either agreement is terminated by the Bank, other than for cause or by reason of death or disability of the employee, the employee will continue to receive his salary and the same insurance benefits as he was receiving before the date of termination through the remaining term of the agreement.

         In the event the employee is terminated in connection with, or within 12 months after, a change of control or the employee voluntarily terminates his employment in connection with, or within 12 months after, a change in control that was opposed by the Bank's Board of Directors at any time within one year of the change in control, the employment agreements provide for payment to the employee of his salary for the remainder of the term of the agreement and an additional payment of up to 299% of the employee's "base amount" of compensation, as defined in Section 280G of the Internal Revenue Code of 1986, as amended ("Section 280G"); provided, however, that the total amount payable in the event of a change in control may not exceed three times the employee's annual compensation or be non-deductible by the Bank for federal income tax purposes pursuant to Section 280G. For the purposes of the employment agreements, a "change in control" is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. ss.574.3. Such events may be triggered by, among other things, an acquisition of more than 10% of the Company's Common Stock under certain circumstances or the acquisition of proxies representing more than 25% of the Company's Common Stock that would enable the acquiror to elect one-third or more of the directors. Based on their current salaries, if the employment of Messrs. Weise and Gardner had been terminated as of December 31, 1999 under circumstances giving rise to severance pay as described above, such individuals would have been entitled to receive maximum lump-sum cash payments of approximately $592,350 and $407,890, respectively.

         These employment agreements also provide, among other things, for participation in an equitable manner in employee benefits applicable to executive personnel. The agreements further provide that, for a period of one year after termination of employment for any reason, the employee will not manage, operate, or control any financial institution having an office within ten miles of any office of the Bank.

         The Bank has entered into a Severance Agreement with Mr. McNeil for the purpose of assisting the Bank in maintaining a stable and competent management team. The agreement has a thirty month term which automatically extends on the anniversary date of the agreement for an additional twelve month period if the Board of Directors of the Company explicitly approves the extension after its review of a formal evaluation of Mr. McNeil's performance. Either the Bank or Mr. McNeil may give written notice to the other, ninety days in advance of the anniversary date, that such party does not wish to extend the term of the agreement. In addition, the Bank may terminate the agreement at any time. The agreement also will terminate upon Mr. McNeil's death or disability or upon the occurrence of certain events specified in the Office of Thrift Supervision regulations. Upon the occurrence of a change of control followed by an "involuntary termination" of Mr. McNeil (other than for cause), the agreement provides for payment of up to 299% of Mr. McNeil's base amount of compensation, as defined in Section 280G; provided that the total amount payable in the event of a change in control may not exceed three times the employee's annual compensation or be non-deductible by the Bank for federal income tax purposes pursuant to Section 280G. The agreement also provides, among other things, for Mr. McNeil to receive life and health insurance coverage, substantially similar to the coverage maintained for Mr. McNeil immediately prior to his termination, for a period equal to the greater of twelve months or the remaining term of the agreement. The phrase "involuntary termination" means (i) the termination of Mr. McNeil without his written consent; (ii) a change in Mr. McNeil's workplace to a location more than 20 miles from the Company's current headquarters; (iii) a material demotion; (iv) a material adverse change in his total compensation; or
(v) a material permanent increase in his required hours of work or workload. Mr. McNeil will not receive any benefits in the event that he is terminated for cause. Based on his current salary, if the employment of Mr. McNeil had been terminated as of December 31, 1999 under circumstances giving rise to severance pay as described above, he would have been entitled to receive a maximum lump-sum cash payment of approximately $408,250.

         PENSION PLAN

         The Bank's employees are included in the Financial Institutions Retirement Fund, a multi-employer comprehensive pension plan (the "Pension Plan"). This non-contributory defined benefit retirement plan covers all employees who have met minimum service requirements. Employees become 100% vested in the Pension Plan after five years of eligible service (as defined in the Pension Plan). The Bank's policy is to fund the maximum amount that can be deducted for federal income tax purposes. No contribution was made to the Pension Plan during 1999 because the Pension Plan was fully funded.

                                                         PENSION PLAN TABLE

                                                          YEARS OF SERVICE
   AVERAGE ANNUAL       ------------------------------------------------------------------------------------------------
    COMPENSATION            10           15            20            25            30            35            40
   --------------       ----------   ----------    ----------    ----------    ----------    ----------    ---------
   $ 40,000              $  4,000      $  6,000      $  8,000      $ 10,000     $ 12,000      $ 14,000      $ 16,000
     60,000                 6,000         9,000        12,000        15,000       18,000        21,000        24,000
     80,000                 8,000        12,000        16,000        20,000       24,000        28,000        32,000
    100,000                10,000        15,000        20,000        25,000       30,000        35,000        40,000
    120,000                12,000        18,000        24,000        30,000       36,000        42,000        48,000
    140,000                14,000        21,000        28,000        35,000       42,000        49,000        56,000
    160,000                16,000        24,000        32,000        40,000       48,000        56,000        64,000
    180,000                18,000        27,000        36,000        45,000       54,000        63,000        72,000

         The above table illustrates annual pension benefits payable upon retirement, which are not subject to offset for Social Security payments or other payments, based on various levels of compensation and years of service and assuming payment in the form of a straight-line annuity. Benefits payable under the Pension Plan are based upon 1% of the average cash remuneration for the highest five consecutive calendar years multiplied by the number of years of service of the employee. At December 31, 1999, Messrs. Weise, Gardner and McNeil 40.5, 17.5 and 1.8 years of credited service under the Pension Plan, respectively.

COMPENSATION COMMITTEE AND SALARY ADMINISTRATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         COMPENSATION POLICY. The Compensation Committee of the Company works with the Salary Administration Committee of the Bank to recommend to the full Board of Directors of each entity the compensation of all employees, including executive officers and directors.

         The Salary Administration Committee of the Bank has designed the compensation and benefit plans for all employees, executive officers and directors in order to attract and retain individuals who have the skills, experience and work ethic to provide a coordinated work force that will effectively and efficiently carry out the policies adopted by the Board of Directors and to manage the Company and its subsidiaries to meet the Company's mission, goals and objectives.

         To determine the compensation and benefit plans for employees, executive officers and directors, the Salary Administration Committee sets salary ranges for every position and fees for the Board of Directors. It then reviews along with the Compensation Committee of the Company (i) the financial performance of the Bank over the most recently completed fiscal year (principally return on assets, general and administrative expense, CAMELS rating, compliance rating and quality of assets) compared to results at comparable companies within the banking industry, and (ii) the responsibilities and performance of each individual employee, executive officer and director and the compensation levels of such personnel with the compensation of personnel with similar responsibilities at other comparable companies within the banking industry. The Compensation Committee and the Salary Administration Committee evaluate all factors subjectively in the sense that they do not attempt to tie any factors to a specific level of compensation. The Salary Administration Committee also reviews salary ranges, health insurance plans and tax-qualified retirement plans.

         All employees and executive officers participate on an equal, nondiscriminatory basis in the Bank's medical insurance plan, medical reimbursement plan, child care plan, long-term disability plan and group life insurance plan. The Bank also provides to all employees and executive officers on a nondiscriminatory basis participation in the Pension Plan, a 401(k) Plan and the ESOP. Nondiscretionary cash bonuses (up to a maximum of $150) are awarded annually to all employees based upon years of service, with an additional nondiscretionary cash bonus awarded to employees every five years of service. To date, the Company has not paid any discretionary cash bonus awards to its executive officers.

         The Salary Administration Committee of the Bank recommends all compensation and benefit plans to the full Board for the Board's approval. Although President Weise was a member of the Salary Administration Committee of the Bank during 1999, Mr. Weise did not participate in discussions related to his compensation at either the committee or Board of Directors levels.

         STOCK OPTION PLAN AND RESTRICTED STOCK AWARD PLAN. The Stock Option Plan and the RRP were designed to reward Board members and executive officers for the future long term performance of the Company, based on the responsibilities of the Board and of the executive officers and other senior managers to manage the Bank and the Company. In April 1999, the Compensation Committee granted Mr. McNeil a stock option for 50,000 shares of Common Stock of the Company. The Salary Administration Committee has not recommended and the Compensation Committee has not made any other awards under either plan to any executive officer since 1995 because both committees believe that the 1995 awards provide adequate incentive to those employees.

         REPORT ON EXECUTIVE OFFICER COMPENSATION. As discussed above, the Salary Administration Committee of the Bank and the Compensation Committee of the Company establish the salary ranges to be paid for every position. The Chief Executive Officer's compensation is based on the same factors as those applied to all employees and executive officers. There are no special programs designed especially for the Chief Executive Officer. As shown in the table set forth under "Security Ownership of Principal Stockholders and Management" above, the Chief Executive Officer holds a significant interest in the Company's Common Stock. It is the philosophy of the Compensation Committee that the financial rewards and incentives for the Chief Executive Officer should come in large part from increases in the value of the Company's Common Stock. Consistent with that philosophy, the Compensation Committee set the salary of the Chief Executive Officer for 1999 at approximately the same level as 1998. The bonus paid to the Chief Executive Officer was paid under the Company's general employee bonus program. The other compensation paid to the Chief Executive Officer was pursuant to the terms of plans generally applicable to all other employees.


                           THE COMPENSATION COMMITTEE

     TIMOTHY R. GEISLER          IRMA R. RATHBUN             M. F. SCHUMANN

                                       AND

                       THE SALARY ADMINISTRATION COMMITTEE

     TIMOTHY R. GEISLER           M.F. SCHUMANN             ROGER P. WEISE

STOCKHOLDER RETURN PERFORMANCE PRESENTATION

         The following graph compares the cumulative total stockholder return on the Company's Common Stock to the Nasdaq U.S. Stock Index ("Nasdaq-U.S."), which includes all Nasdaq traded stocks of U.S. companies, and the SNL Securities Midwest Asset Size Index (the "HMN Peer Group"), which includes publicly traded financial institutions located in selected Midwestern states with assets of $500 million to $1 billion, for the period of December 31, 1994 through December 31, 1999. Those Midwestern states include Illinois, Indiana, Iowa, Kansas, Kentucky, Michigan, Minnesota, Missouri, Nebraska, North Dakota, Ohio, South Dakota and Wisconsin. The graph assumes that $100 was invested on December 31, 1994 and that all dividends were reinvested.

[GRAPH]

                                                                   PERIOD ENDED

INDEX                          12/31/94        12/31/95        12/31/96        12/31/97       12/31/98     12/31/99
-----                          --------        --------        --------        --------       --------     --------

HMN Financial, Inc.             100.00          142.23          161.11          288.89         158.34       155.42

Nasdaq - Total US               100.00          141.33          173.89          213.07         300.25       542.43

HMN Peer Group                  100.00          135.64          160.32          142.24         216.43       186.64

CERTAIN TRANSACTIONS

         The Bank follows a policy of granting loans to eligible directors, officers, employees and members of their immediate families for the financing of their personal residences and for consumer purposes. Historically, the Bank has made residential mortgage and consumer loans to nonexecutive officers and other employees utilizing an employee rate that was generally 1% below the then current rate offered to the general public. Prior to 1997 Regulation O required that all loans to directors, executive officers and members of their families be made in the ordinary course of business and on the same terms, including collateral and interest rates, as those prevailing at the time for comparable transactions and that the loans not involve more than the normal risk of collectibility at the time of origination. As a result of changes in Regulation O, the Board of Directors changed its loan policy during 1997 to allow directors and executive officers to obtain loans at the employee rate. At December 31, 1999, the aggregate amount of the Bank's loans to directors, executive officers, affiliates of directors or executive officers, and employees was approximately $5.7 million (of which approximately $2.0 million represents loans to directors, executive officers and affiliates of directors or executive officers) or 8.8% of the Company's stockholders' equity. All of these loans were current at December 31, 1999. All of the loans to directors and executive officers (a) were made in the ordinary course of business, (b) were made on substantially the same terms, including collateral, as those prevailing at the time for comparable transactions with other persons, except for the employee interest rate, and (c) did not involve more than the normal risk of collectibility or other unfavorable features.

                  II - RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors of the Company has appointed KPMG LLP, independent accountants, to be the Company's auditors for the fiscal year ending December 31, 2000. KPMG LLP has audited the financial statements of the Company since 1966. Representatives of KPMG LLP are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire.

         If the stockholders do not ratify the appointment of KPMG LLP, the Board of Directors will review the appointment.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in the Company's proxy materials for the next Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office located at 101 North Broadway, Spring Valley, Minnesota 55975-0231, no later than November 21, 2000. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

         Under the Company's By-laws, certain procedures are provided which a stockholder must follow to nominate persons for election as directors or to introduce an item of business at an annual meeting of stockholders. These procedures provide, generally, that stockholders desiring to make nominations for directors, or to bring a proper subject of business before the meeting, must do so by a written notice received not later than 90 days in advance of such meeting (or if the Company does not publicly announce its annual meeting date 100 days in advance of the meeting date, by the close of business on the 10th day following the day on which notice of the meeting is mailed to stockholders or publicly made) by the Secretary of the Company containing the name and address of the stockholder as they appear on the Company's books, the class and number of shares owned by the stockholder, and a representation that the stockholder intends to appear in person or by proxy at the meeting. If the notice relates to a nomination for director, it must also set forth the name and address of any nominee(s), all arrangements or understandings between the stockholder and each nominee and any other person(s) (naming such person(s)) pursuant to which the nomination(s) are to be made, such other information regarding each nominee as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated by the Board, and the consent of each nominee to be named in the proxy statement and to serve. Notice of an item of business shall include a brief description of the proposed business and a description of all arrangements or understandings between the stockholder and any other person or persons (including their names) in connection with the proposal of such business by the stockholder and any material interest of such stockholder in such business.

         The chairman of the meeting may refuse to allow the transaction of any business not presented, or to acknowledge the nomination of any person not made, in compliance with the foregoing procedures. Copies of the Company's By-laws are available from the Secretary of the Company.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Directors and executive officers are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's directors and executive officers, all Section 16(a) filing requirements were met for the year ended December 31, 1999, except that Messrs. DeBoer, Gardner and McNeil and Ms. Rathbun each failed once during 1999 to file in a timely manner a Form 4 or Form 5 to report either acquisitions or sales of shares of the Company's Common Stock.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

         The Company anticipates furnishing its Annual Report, including financial statements, for the year ended December 31, 1999 to each stockholder with this Proxy Statement.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and the Bank may solicit proxies personally or by telephone without additional compensation.


                                              By Order of the Board of Directors


                                              /s/ Roger P. Weise


                                              Roger P. Weise
                                              CHAIRMAN

Dated: March 21, 2000

                            HMN FINANCIAL, INC

                      ANNUAL MEETING OF STOCKHOLDERS

                          TUESDAY, APRIL 25, 2000
                                10:00 A.M.

                        BEST WESTERN APACHE HOTEL
                            1517 S.W. 16TH STREET
                          ROCHESTER, MINNESOTA












[LOGO]   HMN FINANCIAL, INC.                                              PROXY
         101 NORTH BROADWAY
         SPRING VALLEY, MINNESOTA 55975-0231

-------------------------------------------------------------------------------
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON TUESDAY, APRIL 25, 2000.

The shares of stock you hold in your account will be voted as you specify below.

IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" ITEMS 1 AND 2.

By signing the Proxy, you revoke all prior proxies and appoint Roger P. Weise, and James B. Gardner, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.



                     SEE REVERSE FOR VOTING INSTRUCTIONS

                                                     ---------------------------
                                                      COMPANY #
                                                      CONTROL #
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THERE ARE TWO WAYS TO VOTE YOUR PROXY

Your telephone vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE -- TOLL FREE -- 1-800-240-6326 -- QUICK *** EASY *** IMMEDIATE

- Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week.
- You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.
- Follow the simple instructions the Voice provides you.


VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to HMN Financial, Inc. c/o Shareowner Services,-SM- P.O. Box 64873, St. Paul, MN 55164-0873.






          IF YOU VOTE BY PHONE, PLEASE DO NOT MAIL YOUR PROXY CARD

                           - PLEASE DETACH HERE -

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

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1. Election of directors  01 Michael McNeil     02 Duane D. Benson    / / Vote FOR all nominees      / / Vote WITHHELD from
                          03 Mahlon Schneider                             (except as marked to the       all nominees
                                                                          contrary)

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,       --------------------------------
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)
                                                                              --------------------------------
2. The ratification of the appointment of KPMG Peat
   Marwick LLP as the auditors of the Company for
   the fiscal year ending December 31, 2000.               / / For   / / Against   / / Abstain

3. In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting, or any adjournments or postponements thereof.

   THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

   Address Change? Mark Box / /

   Indicate changes below:

                                                           Dated: _________________________, 2000

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                                                           Signature(s) in Box

                                                           PLEASE SIGN EXACTLY AS THE NAME(S) APPEAR PRINTED TO THE LEFT. IF A
                                                           CORPORATION, PLEASE SIGN THE CORPORATION NAME IN FULL BY A DULY
                                                           AUTHORIZED OFFICER AND INDICATE THE OFFICE OF THE SIGNER. WHEN SIGNING
                                                           AS EXECUTOR, ADMINISTRATOR, FIDUCIARY, ATTORNEY, TRUSTEE OR GUARDIAN,
                                                           OR AS CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF HELD
                                                           IN JOINT TENANCY, ALL PERSONS SHOULD SIGN.
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